Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACTS:  Corporate Contact:
                           John Carlson, Exec VP & CFO
                          480-505-4869

                                                                           ALANCO COMPLETES SALE
                                                                           OF STARTRAK SUBSIDIARY

(Scottsdale, AZ – May 16, 2011) – Alanco Technologies, Inc. (NASDAQ: ALAN) today announced completion of its sale of subsidiary, StarTrak Systems, LLC, to ORBCOMM Inc. (NASDAQ:  ORBC) as further described in the Company’s “Definitive Agreement” announcement of February 24, 2011, and subsequent
SEC filing including the annual shareholder’s meeting “Proxy Statement”.  The transaction close was conditioned upon Alanco shareholder approval, which was obtained at the Company’s annual shareholder’s meeting in Scottsdale, Arizona on May 10, 2011.  The total selling price is valued at approximately $18.3 million, comprised of cash, ORBCOMM securities, and assumed debt, with a potential additional earn-out of $1.2 million.

Robert R. Kauffman, Alanco Chairman and CEO commented “This transaction completes our capital restructuring program, retiring all interest-bearing debt, our dividend-bearing Series D and E Preferred Stock and approximately 1.2 million shares of common stock.  Alanco’s new capital structure, with common shares outstanding reduced to approximately 4.4 million, features a relatively “clean” balance sheet with virtually no debt, and current assets comprised of cash and ORBCOMM common stock totaling $7-8 million.  We are actively pursuing new opportunities to enhance shareholder value by leveraging our assets and public listing through strategic merger or acquisition with an appropriate, privately-owned company.”

Alanco Technologies, Inc. provides wireless monitoring and asset management solutions through its StarTrak Systems subsidiary.  StarTrak Systems is the dominant provider of tracking, monitoring and control services to the refrigerated or “Reefer” segment of the transportation marketplace, enabling customers to increase efficiency and reduce costs of the refrigerated supply chain.  For more information, visit the Alanco website at www.alanco.com or StarTrak Systems at www.startrak.com.

About ORBCOMM, Inc.:  ORBCOMM is a leading global satellite data communications company, focused on Machine-to-Machine (M2M) communications.
Its customers include Caterpillar Inc., Doosan Infracore America, Hitachi Construction Machinery, Hyundai Heavy Industries, Asset Intelligence a division of
I.D. Systems, Inc., Komatsu Ltd., Manitowoc Crane Companies, Inc., and Volvo Construction Equipment among other industry leaders. By means of a global network of low-earth orbit (LEO) satellites and accompanying ground infrastructure, ORBCOMM’s low-cost and reliable two-way data communication services track, monitor and control mobile and fixed assets in four core markets: commercial transportation; heavy equipment; industrial fixed assets; and marine/homeland security. ORBCOMM based products are installed on trucks, containers, marine vessels, locomotives, backhoes, pipelines, oil wells, utility meters, storage tanks and other assets. ORBCOMM is headquartered in Fort Lee, New Jersey and has its network control center in Dulles, Virginia. For more information, visit
 www.orbcomm.com.

EXCEPT FOR HISTORICAL INFORMATION, THE STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS MADE
PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  ALL SUCH FORWARD-LOOKING
STATEMENTS ARE SUBJECT TO, AND ARE QUALIFIED BY, RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY
FROM THOSE EXPRESSED OR IMPLIED BY THOSE STATEMENTS.  THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, REDUCED
DEMAND FOR INFORMATION TECHNOLOGY EQUIPMENT; COMPETITIVE PRICING AND DIFFICULTY MANAGING PRODUCT COSTS; DEVELOPMENT OF NEW
TECHNOLOGIES THAT MAKE THE COMPANY’S PRODUCTS OBSOLETE; RAPID INDUSTRY CHANGES; FAILURE OF AN ACQUIRED BUSINESS TO FURTHER
THE COMPANY’S STRATEGIES; THE ABILITY TO MAINTAIN SATISFACTORY RELATIONSHIPS WITH LENDERS AND REMAIN IN COMPLIANCE WITH FINANCIAL
LOAN COVENANTS AND OTHER REQUIREMENTS UNDER CURRENT BANKING AGREEMENTS; AND THE ABILITY TO SECURE AND MAINTAIN KEY
CONTRACTS AND RELATIONSHIPS. SPECIFIC TO THE PENDING SALE OF THE COMPANY’S SUBSIDIARY STARTRAK SYSTEMS, LLC, TO ORBCOMM, INC.,
THE COMPANY’S RISKS INCLUDE BUT ARE NOT LIMITED TO COSTS RELATED TO THE PROPOSED TRANSACTION; FAILURE TO OBTAIN THE REQUIRED APPROVAL
OF THE ALANCO SHAREHOLDERS; RISKS THAT THE CLOSING OF THE TRANSACTION IS SUBSTANTIALLY DELAYED OR THAT THE TRANSACTION DOES NOT
CLOSE, RISKS THAT THE STARTRAK BUSINESS IS NOT INTEGRATED SUCCESSFULLY; RISK THAT THE COMPANY COULD LOSE ITS NASDAQ LISTING;
AND MARKET RISK ASSOCIATED WITH HOLDING THE ORBCOMM STOCK.

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